Exhibit 10.7

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of ____________, 2010, by and among Left Behind Games Inc., a Washington corporation (the “Company”), and the holders of Common Stock of the Company (the “Common Stock”) listed on Schedule A (each, a “Shareholder” and collectively, the “Shareholders”).

RECITALS

A.

Pursuant to the Agreement and Plan of Merger, dated as of February __, 2010 (the “Merger Agreement”), by and among the Company, DP Acquisition, Inc., a California corporation wholly-owned by the Company (“Merger Sub”), and Digital Praise, Inc., a California corporation “DP”), Merger Sub shall merge with and into DP, as a result of which DP will be the surviving entity as a wholly-owned subsidiary of the Company (the “Merger”).

B.

In connection with the Merger, each Shareholder shall receive shares of Common Stock of the Company in exchange for all of such Shareholder’s capital stock of DP and/or cancellation of certain indebtedness owed by the DP to such Shareholder.

C.

It is a condition to the closing of the Merger pursuant to the Merger Agreement that the Company and the Shareholders enter into this Agreement to provide certain rights to the Shareholders.

AGREEMENT

In consideration of the foregoing recitals and the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Shareholders hereby agree as follows:

SECTION 1

Restrictions on Transferability of Securities; Registration Rights

1.1

Certain Definitions.  As used in this Agreement, the following terms shall have the meanings set forth below:

(a)

“Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

(b)

“Debt Cancellation Shares” shall have the meaning given in the Merger Agreement.

(c)

“Effective Date” means the date that the Registration Statement is first declared effective by the SEC.

(d)

“Eligible Market” means any of the New York Stock Exchange, the American Stock Exchange, The Nasdaq Global Select Market, The Nasdaq Global Market, The Nasdaq Capital Market or the OTC Bulletin Board and OTC Pink Sheets.

(e)

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(f)

“Holder” shall mean any Shareholder who holds Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 1.10 hereof.

(g)

“Merger Shares” shall have the meaning given in the Merger Agreement.

(h)

“Other Shareholders” shall mean persons other than Holders who, by virtue of agreements with the Company, are entitled to include their securities in certain registrations hereunder.

(i)

“Piggyback Registrable Securities” shall mean all of the Debt Cancellation Shares and all of the Merger Shares that are not Registrable Securities.

(j)

“Prospectus” means the prospectus included in the Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

(k)

“Registrable Securities” shall mean (i) fifty percent (50%) of the Debt Cancellation Shares issued by the Company as described in Section 6.11 of the Merger Agreement, which shall be allocated pro rata to the Shareholders based on the number of shares of Common Stock issued to such Shareholders pursuant to Section 6.11 of the Merger Agreement, and (ii) 40,000,000 of the Merger Shares issued by the Company to certain Shareholders pursuant to Section 2.4(a)(iii) of the Merger Agreement, which shares shall be on a pro rata basis based on the number of shares of Common Stock issued to such Shareholders pursuant to such Section 2.4(a)(iii) of the Merger Agreement; and (iii) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) or (ii) above.

(l)

The terms “register,” “registered” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

(m)

“Registration Expenses” shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, listing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company and one special counsel for the Holders, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration.

(n)

“Rule 144” shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(o)

“Rule 145” shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(p)

“Securities Act” shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(q)

Trading Day” means (i) any day on which the Common Stock is listed or quoted or traded on a Trading Market, or (ii) if trading ceases to occur on any market, any Business Day.

(r)

“Trading Market” means the OTC Bulletin Board or any national securities exchange, market or trading or quotation facility on which the Common Stock is then listed or quoted.

1.2

Registration Statement.

(a)

As promptly as possible, but in any event no later than 45 days after the Closing (as defined in the Merger Agreement) the Company shall prepare and file with the SEC a registration statement on form S-1 covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 (the “Registration Statement”).

(b)

The Company shall use its reasonable best efforts to cause the Registration Statement to be declared effective by the SEC as promptly as possible after the filing thereof, but in any event prior to the date 120 days after the date the Registration Statement is filed with the SEC, and shall use its reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of the date that all shares of Common Stock covered by such Registration Statement have been sold or can be sold publicly under Rule 144 (the “Effectiveness Period”); provided that, upon notification by the SEC that the Registration Statement will not be reviewed or is no longer subject to further review and comments, the Company shall request acceleration of such Registration Statement within five (5) Trading Days after receipt of such notice and file a prospectus supplement for the Registration Statement, whether or not required under Rule 424 (or otherwise), by 9:00 a.m. New York City time by the second Business Day after the Effective Date. Notwithstanding the foregoing, if the SEC, by written or oral comment or otherwise, limits the Company’s ability to request effectiveness, or prohibits the effectiveness of, the Registration Statement with respect to any or all the Registrable Securities pursuant to Rule 415, it shall not be a breach or default by the Company under this Agreement and shall not be deemed a failure by the Company to use reasonable best efforts.  Any limitations on the number of Registrable Securities pursuant to Rule 415 will be made pro rata to each Shareholder.

(c)

The Company shall give notice to the Shareholders promptly (and in any event within three Trading Days) after receiving notification from the SEC that the Registration Statement has been declared effective.

(d)

Notwithstanding anything in this Agreement to the contrary, after 60 consecutive Trading Days of continuous effectiveness of the Registration Statement filed and declared effective pursuant to this Agreement, the Company may, by written notice to the Shareholders, suspend sales under the Registration Statement after the Effective Date thereof and/or require that the Shareholders immediately cease the sale of shares of Common Stock pursuant thereto and/or defer the filing of any subsequent registration statement if the Company is engaged in a material merger, acquisition or sale and the Board of Directors determines in good faith, by appropriate resolutions, that, as a result of such activity, (A) it would be materially detrimental to the Company (other than as relating solely to the price of the Common Stock) to maintain the Registration Statement at such time or (B) it is in the best interests of the Company to suspend sales under such registration at such time. Upon receipt of such notice, each Shareholder shall immediately discontinue any sales of Registrable Securities pursuant to such registration until such Shareholder is advised in writing by the Company that the current Prospectus or amended Prospectus, as applicable, may be used.  In no event, however, shall this right be exercised to suspend sales beyond the period during which (in the good faith determination of the Company’s Board of Directors) the failure to require such suspension would be materially detrimental to the Company.  The Company’s rights under this Section 1.2(d) may be exercised for a period of no more than 20 Trading Days at a time and not more than three times in any twelve-month period.  Immediately after the end of any suspension period under this Section 1.2(d), the Company shall take all necessary actions (including filing any required supplemental prospectus) to restore the effectiveness of the Registration Statement and the ability of the Shareholders to publicly resell their Registrable Securities pursuant to such effective Registration Statement.

(e)

The Company shall not, from the date hereof until the Effective Date of the Registration Statement, prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than any registration statement or post-effective amendment to a registration statement (or supplement thereto) relating to the Company’s employee benefit plans registered on Form S-8.

1.3

Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:

(a)

Not less than three Trading Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, furnish via email to those Shareholders who have supplied the Company with email addresses copies of all such documents proposed to be filed, which documents (other than any document that is incorporated or deemed to be incorporated therein by reference) will be subject to the review of such Shareholders.  The Company shall reflect in each such document when so filed with the SEC such comments regarding the Shareholders as the Shareholders may reasonably and promptly propose no later than two Trading Days after the Shareholders have been so furnished with copies of such documents as aforesaid.

(b)

(i) Subject to Section 1.2(d), prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective, as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible, and in any event within 30 Trading Days (except to the extent that the Company and the Company’s auditors reasonably require additional time to respond to accounting or Rule 415 comments), to any comments received from the SEC with respect to the Registration Statement or any amendment thereto; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Shareholders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

(c)

Notify the Shareholders as promptly as reasonably possible and as simultaneously as reasonably possible, and (if requested by any Shareholder) confirm such notice in writing no later than three Trading Days thereafter, of any of the following events: (i) the SEC notifies the Company whether there will be a “review” of the Registration Statement; (ii) the SEC comments in writing on the Registration Statement; (iii) the Registration Statement or any post-effective amendment is declared effective; (iv) the SEC or any other Federal or state governmental authority requests any amendment or supplement to the Registration Statement or Prospectus or requests additional information related thereto; (v) the SEC issues any stop order suspending the effectiveness of the Registration Statement or initiates any Proceedings for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (vii) the financial statements included in the Registration Statement become ineligible for inclusion therein or the Registration Statement or Prospectus or other document contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)

Use its reasonable best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as possible.

(e)

If requested by a Shareholder, provide such Shareholder and any counsel selected by the holders of a majority of the Registrable  Securities (“Shareholder Counsel”), without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, and all exhibits to the extent requested by such Shareholder (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the SEC.

(f)

Promptly deliver to each Shareholder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Shareholder may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Shareholders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations.

(g)

(i) In the time and manner required by each Trading Market on which the Company’s shares are listed, prepare and file with each such Trading Market an additional shares listing application covering all of the Registrable Securities; (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing on each such Trading Market as soon as possible thereafter; (iii) provide to Shareholder Counsel evidence of such listing; and (iv) during the Effectiveness Period, maintain the listing of such shares of Common Stock on each such Trading Market.

(h)

Prior to any public offering of Registrable Securities, use reasonable best efforts to register or qualify (or obtain an exemption from such registration or qualification) of such Registrable Securities for offer and sale under applicable blue sky laws, to keep each such registration or qualification (or exemption therefrom) effective for so long as required, but not to exceed the duration of the Effectiveness Period, and to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(i)

Cooperate with the Shareholders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by this Agreement and under law, of all restrictive legends.

(j)

Upon the occurrence of any event described in Section 1.3(c), as promptly reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(k)

Cooperate with any reasonable due diligence investigation undertaken by the Shareholders in connection with the sale of Registrable Securities, including, without limitation, by making available documents and information; provided that the Company will not deliver or make available to any Shareholder material, nonpublic information unless such Shareholder requests in advance in writing to receive material, nonpublic information and agrees to keep such information confidential.

(l)

Comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act applicable to the registration of the Registrable Securities, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform the Holders in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Holders are required to make available a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.  Notwithstanding the foregoing, it shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of any particular Shareholder that such Shareholder furnish to the Company the information regarding itself, the Registrable Securities and other shares of Common Stock held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall complete and execute such documents in connection with such registration as the Company may reasonably request.

1.4

Company Registration.

(a)

If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights (other than pursuant to Section 1.2 hereof) within 18 months after the date hereof, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 transaction, the Company will:

(i)

promptly give to each Holder written notice thereof; and

(ii)

use commercially reasonable efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 1.4(b) below, and in any underwriting involved therein, all the Piggyback Registrable Securities specified in a written request or requests, made by any Holder and received by the Company within twenty (20) days after the written notice from the Company described in clause (i) above is mailed or delivered by the Company.  Such written request may specify all or a part of a Holder’s Piggyback Registrable Securities.

(b)

Underwriting.  If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.4(a)(i).  In such event, the right of any Holder to registration pursuant to this Section 1.4 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Piggyback Registrable Securities in the underwriting to the extent provided herein.  All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

Notwithstanding any other provision of this Section 1.4, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the limitations set forth below) exclude all Piggyback Registrable Securities from, or limit the number of Piggyback Registrable Securities to be included in, the registration and underwriting.  The Company may limit, to the extent so advised by the underwriters, the amount of securities to be included in the registration by the Holders; provided, however, that the aggregate value of the Piggyback Registrable Securities to be included in such registration by the Holders may not be so reduced to less than thirty percent (30%) of the total value of all securities included in such registration.  The Company shall so advise all Holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter as set forth in Section 1.11.  If any person does not agree to the terms of any such underwriting, he shall be excluded therefrom by written notice from the Company or the representative of the underwriters.  Any Piggyback Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

If shares are so withdrawn from the registration and if the number of shares of Piggyback Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion in accordance with Section 1.11 hereof.

1.5

Expenses of Registration.  All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement shall be borne by the Company (including special counsel fees of the selling Holders for each registration not in excess of $30,000).

1.6

Indemnification.

(a)

The Company will indemnify and hold harmless each Holder, each of its officers, directors and partners, legal counsel, and accountants and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Section 1, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained or incorporated by reference in any offering circular, prospectus, registration statement, prospectus included in the registration statement, issuer free writing prospectus (as defined in Rule 433 of the Securities Act), issuer information (as defined in Rule 433 of the Securities Act) filed or required to be filed pursuant to Rule 433(d) under the Securities Act or any other document incident to any such registration, qualification or compliance prepared by or on behalf of the Company or used or referred to by the Company or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) or any violation (or alleged violation) by the Company of the Securities Act, any state securities laws or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any offering covered by such registration, qualification, or compliance, and will reimburse each such Holder, each of its officers, directors, partners, legal counsel, and accountants and each person controlling such Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or action  arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder, any of such Holder’s officers, directors partners, legal counsel, or accountants, any person controlling such Holder, such underwriter or any person who controls any such underwriter and stated to be specifically for use therein.  It is agreed that the indemnity agreement contained in this Section 1.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).

(b)

Each Holder will, if Registrable Securities or Piggyback Registrable Securities held by such Holder are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, each other such Holder, and each of their officers, directors, and partners, and each person controlling such Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld).  In no event shall any indemnity under this subsection 1.6(b) exceed the net proceeds from the offering pursuant  to the Registration Statement received by such Holder.

(c)

Each party entitled to indemnification under this Section 1.6 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense, provided, however, that an Indemnified Party (together with all other Indemnified Parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1, to the extent such failure is not prejudicial.  No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.  Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

(d)

If the indemnification provided for in this Section 1.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations; provided, however, that in no event shall any contribution by a Holder under this subsection 1.6(d) exceed the net proceeds from the offering received by such Holder.  The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e)

Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in any underwriting agreement entered into in connection with the underwritten public offering of Registrable Securities or Piggyback Registrable Securities are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f)

The obligations of the Company and Holders under this Section 1.6 shall survive the completion of any offering of Registrable Securities or Piggyback Registrable Securities in a registration statement under this Section 1, and otherwise.

1.7

Information by Holder.  Each Holder of Registrable Securities or Piggyback Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 1.

1.8

Limitations on Registration of Issues of Securities.  From and after the date of this Agreement, the Company shall not, without the prior written consent of holders of a majority in interest of the Registrable Securities, enter into any agreement (written or oral) with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are equal to or more favorable than the registration rights granted to the Holders hereunder.

1.9

Rule 144 Reporting.  With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities or Piggyback Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

(a)

Make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public; and

(b)

File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

1.10

Transfer or Assignment of Registration Rights.  The registration rights granted to a Holder by the Company under this Section 1 may be transferred or assigned by a Holder only to (a) a transferee or assignee of not less than 1,000,000 shares of Registrable Securities or Piggyback Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like), unless such 1,000,000 share threshold requirement is waived in writing by the Company; (b) partners, members, affiliates, retired members, or retired partners of such Holder; or (c) members of such Holder’s immediate family or a trust for the benefit of such Holder, provided that the Company is given written notice at the time of or within a reasonable time after such transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes the obligations of such Holder under this Section 1.  For the avoidance of doubt, as used in this Section 1.10, affiliates shall be deemed to include (a) shareholders and (b) associated companies or other entities of a Holder which, in the case of both (a) and (b), control, are controlled by or which are under common control with such Holder, directly or indirectly, where control means the ownership or right to direct the vote or disposition of fifty percent (50%) or more of the voting stock or capital of such companies or entities as well as entities with whom a person has a service agreement relating to venture capital investment.

1.11

Allocation of Registration Opportunities.  In any circumstance in which all of the Registrable Securities or Piggyback Registrable Securities, as the case may be, and other shares of the Company’s Common Stock (including shares of Common Stock issued or issuable upon conversion of shares of issued or currently unissued series of preferred stock of the Company) with registration rights (the “Other Shares”) requested to be included in a registration on behalf of the Holders or Other Shareholders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities or Piggyback Registrable Securities, as the case may be, and Other Shares that may be so included, the number of shares of Other Shares shall be excluded, pro rata, until the aggregate number of shares of Registrable Securities or Piggyback Registrable Securities, as the case may be, and Other Shares may be included in such registration.  If, after the complete exclusion of Other Shares from such registration, the aggregate number of shares of Registrable Securities or Piggyback Registrable Securities, as the case may be, cannot be so included as a result of such limitations, the remaining shares of Registrable Securities or Piggyback Registrable Securities, as the case may be, shall be excluded, pro rata, until the aggregate number of shares of Registrable Securities or Piggyback Registrable Securities, as the case may be, may be included in such registration.  The Company shall not limit the number of Registrable Securities or Piggyback Registrable Securities, as the case may be, to be included in a registration pursuant to this Agreement in order to include shares held by shareholders with no registration rights or to include shares of stock issued to officers or directors of the Company (other than such shares that are also Registrable Securities or Piggyback Registrable Securities), or in the case of registrations under Section 1.2 hereof, in order to include in such registration securities registered for the Company’s own account.

1.12

Delay of Registration.  No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.13

Limitations on Subsequent Registration Rights.  From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding shares of Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (a) to include such securities in any registration filed pursuant to this Agreement, or (b) to demand registration of their securities.

1.14

Black-Out Period.

(a)

Following the effectiveness of any registration statement, the Company may direct the Holders to suspend sales of the Registrable Securities or Piggyback Registrable Securities, as the case may be, pursuant to such registration statement, for such times as the Company deems necessary or advisable, including for up to an aggregate of 60 days in any 12-month period in the case of pending negotiations relating to, or consummation of, a transaction or the occurrence of an event (i) that would require additional disclosure of material information by the Company in such registration statement, (ii) as to which the Company has a bona fide business purpose for preserving confidentiality, or (iii) that renders the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable to cause such registration statement to become effective or to promptly amend or supplement such registration statement on a post-effective basis, as applicable.

(b)

In the case of an event that causes the Company to suspend the effectiveness of any registration statement (a “Suspension Event”), the Company may give notice (a “Suspension Notice”) to the Holders to suspend sales of the Registrable Securities or Piggyback Registrable Securities, as the case may be, so that the Company may correct or update such registration statement; provided, however, that such suspension shall continue only for so long as the Suspension Event or its effect is continuing.  The Holders shall not effect any sales of the Registrable Securities or Piggyback Registrable Securities, as the case maybe, pursuant to such registration statement at any time after it has received a Suspension Notice from the Company and, if so directed by the Company, will deliver to the Company all copies of the prospectus covering the Registrable Securities or Piggyback Registrable Securities, as the case may be held by them at the time of receipt of the Suspension Notice.  The Holders may re-commence effecting sales of the Registrable Securities or Piggyback Registrable Securities, as the case may be, pursuant to such registration statement following further notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company promptly following the conclusion of any Suspension Event.

SECTION 2

Miscellaneous

2.1

Governing Law.  This Agreement shall be governed in all respects by the laws of the State of California, as if entered into by and between California residents exclusively for performance entirely within California.

2.2

Successors and Assigns.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

2.3

Entire Agreement; Amendment; Waiver.  Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by the Company and the holders of a majority of the Registrable Securities (excluding any of such shares that have been sold to the public or pursuant to Rule 144); provided, however, that if any amendment, waiver, discharge or termination operates in a manner that treats any Shareholder different from other Shareholders the consent of such Shareholder shall also be required for such amendment, waiver, discharge or termination.  Any such amendment, waiver, discharge or termination effected in accordance with this paragraph shall be binding upon each Shareholder and each future holder of all such securities of Shareholder.  Each Shareholder acknowledges that by the operation of this paragraph, the holders of a majority of the Registrable Securities (excluding any of such shares that have been sold to the public or pursuant to Rule 144) will have the right and power to diminish or eliminate all rights of such Shareholder under this Agreement.  Notwithstanding the foregoing, in no event shall the obligation of any Shareholder hereunder be materially increased, except upon the written consent of such Shareholder.

2.4

Notices, etc.  All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by United States first-class mail, postage prepaid, or delivered personally by hand or nationally recognized courier addressed (a) if to a Holder, as indicated on such Holder’s signature page hereto, or at such other address as such holder or permitted assignee shall have furnished to the Company in writing, or (b) if to the Company, as indicated on the Company’s signature page hereto, or at such other address as the Company shall have furnished to each holder in writing.  All such notices and other written communications shall be effective (a) if mailed, five (5) days after mailing and (b) if delivered, upon delivery.

2.5

Severability.   If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement, and such court will replace such illegal, void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision.  The balance of this Agreement shall be enforceable in accordance with its terms.

2.6

Telecopy Execution and Delivery.  A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto and delivered by such party by facsimile or any similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen.  Such execution and delivery shall be considered valid, binding and effective for all purposes.  At the request of any party hereto, all parties hereto agree to execute and deliver an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

2.7

Delays or Omissions.  No delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring.  Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement or any waiver on the part of any Holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing.  All remedies, either under this Agreement or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

2.8

Rights; Separability.  Unless otherwise expressly provided herein, a Holder’s rights hereunder are several rights, not rights jointly held with any of the other Holders.  In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

2.9

Information Confidential.  In the event that the Company provides access to or delivers information in accordance with this Agreement and identifies such information as confidential, each Holder agrees that it will not use such confidential information, or reproduce, disclose or disseminate such information to any other person (other than its affiliates or agents having a need to know the contents of such information, and its attorneys), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or such Holder is required to disclose such information by a governmental body.

2.10

Titles and Subtitles.  The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

2.11

Further Assurances.  Each party hereto agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership or other powers, all such other and additional instruments and documents and do all such other acts and things as may be necessary to more fully effectuate this Agreement.

2.12

Counterparts.  This Agreement may be executed in any number of counterparts, including facsimile or electronically scanned counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

2.13

Aggregation of Stock. All shares of Registrable Securities or Piggyback Registrable Securities, as the case may be, held or acquired by affiliates, affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement. For the avoidance of doubt, affiliates shall be deemed to include shareholders and associated companies or other entities of a Shareholder which control, are controlled by or which are under common control with such Shareholder, directly or indirectly, where control means the ownership or right to direct the vote or disposition of fifty percent (50%) or more of the voting stock or capital of such companies or entities, as well as entities with whom a person has a service agreement relating to venture capital investment.

2.14

Attorneys’ Fees.  Except as otherwise provided in Section 1.6, if any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or to protect the rights obtained hereunder, the prevailing party shall be entitled to recover from the losing party its reasonable and accountable attorneys’ fees, costs, and disbursements in addition to any other relief to which it may be entitled.

2.15

Effectiveness.  This Agreement shall become effective upon, and only upon, the consummation of the Merger.

[remainder of this page is intentionally left blank – signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

COMPANY: LEFT BEHIND GAMES INC., By: _________________________________	Address for Notices: With a copy to:

SHAREHOLDERS:

Address for Notices:

_____________________________ [NAME]	With a copy to:

SCHEDULE A

LIST OF SHAREHOLDERS

Shareholders Receiving Registrable Securities Pursuant to

Section 2.4 of the Merger Agreement

Shareholder	# Registrable Securities
Peter Fokos
Thomas M. Bean
William R. Bean
Nancy E. Bean
Patricia K. Mattes
Thomas and Sandy McCoy
Timothy Chen

Shareholders Receiving Registrable Securities Pursuant to

Section 6.11 of the Merger Agreement

Shareholder	# Registrable Securities
Patricia K. Mattes